VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2021 (Unaudited)

Shares		Value
Private Investment Funds(a) - 65.7%
	Diversified – 65.7%
32,131,871	AMP Capital Diversified Infrastructure Trust	$ 25,902,083
—	AMP Capital Infrastructure Debt Fund III(b)(c)	17,719,724
36,605	Blackstone Infrastructure Partners LP	50,200,008
160,128	BTG Pactual Open Ended Core US Timberland Fund LP(d)(e)	214,459,911
—	Ceres Farmland Holdings LP(b)(f)	164,274,353
38,178,373	Global Diversified Infrastructure Fund	63,986,953
49,116	Hancock Timberland and Farmland Fund LP	53,367,081
165,581	Harrison Street Social Infrastructure Fund LP(b)	201,678,590
92,309	IFC Core Farmland Fund LP(d)(g)	104,369,042
—	IFM Global Infrastructure Fund (Offshore) LP(h)	61,876,500
—	IFM US Infrastructure Debt Fund, LP(i)	14,306,490
58,749,964	IIF Hedged LP	53,366,117
93,486	Jamestown Timberland Fund(d)(g)	115,160,836
59,049	National Data Center Fund(b)	67,017,189
48,304	Nuveen - Global Farmland Fund(b)	47,730,985
—	RMS Evergreen Forestland Fund LP(b)(j)	82,048,800
20,174	UBS AgriVest Farmland Fund, Inc.	42,895,277
67,076	US Core Farmland Fund LP(d)(g)	93,260,931
—	Versus Capital Real Assets Sub-REIT LLC(d)(k)(l)	52,618,933
—	Versus Capital Real Assets Sub-REIT ll LLC(d)(k)(l)	60,633,475

	Total Private Investment Funds	1,586,873,278
	(Cost $1,393,031,200)
Common Stocks - 24.1%
	Agricultural Biotech – 0.2%
107,793	Corteva, Inc.	5,096,453
	Agricultural Chemicals – 0.5%
67,523	CF Industries Holdings, Inc.	4,779,278
91,864	Nutrien, Ltd.	6,908,173
		11,687,451
	Agricultural Operations – 0.6%
109,041	Archer-Daniels-Midland Co.	7,370,081
81,521	Bunge, Ltd.	7,610,801
		14,980,882
	Airport Development/Maintenance – 1.0%
156,300	Fraport AG Frankfurt Airport Services Worldwide(m)	10,465,297
845,620	Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	11,678,563
523,198	Hainan Meilan International Airport Co., Ltd., Class H Shares(m)	1,613,701
		23,757,561
	Building & Construction Production-Miscellaneous – 0.0%
8,304	Louisiana-Pacific Corp.	650,618
	Building & Construction-Miscellaneous – 0.3%
261,126	Ferrovial SA	8,166,374
	Building Production-Wood – 0.1%
23,992	Interfor Corp.	768,343
33,379	Stella-Jones, Inc.	1,055,768
		1,824,111
	Building-Heavy Construction – 0.2%
375,266	Infrastrutture Wireless Italiane SpA, 144A	4,550,494
	Chemicals-Diversified – 0.2%
45,914	FMC Corp.	5,045,489
Shares		Value

	Chemicals-Plastics – 0.2%
1,530,700	Orbia Advance Corp. SAB de CV	$ 3,906,834
	Chemicals-Specialty – 0.5%
7,936	Balchem Corp.	1,338,010
36,486	Koninklijke DSM NV	8,216,882
36,375	Novozymes A/S, Class B Shares	2,986,744
		12,541,636
	Containers-Paper/Plastic – 0.7%
336,686	Graphic Packaging Holding Co.	6,565,377
951,800	Klabin SA	4,384,773
32,659	Metsa Board Oyj, Class B Shares	319,967
16,565	Packaging Corp. of America	2,255,325
9,032	Sonoco Products Co.	522,863
76,153	Westrock Co.	3,378,147
		17,426,452
	Electric-Distribution – 1.3%
1,198,456	National Grid PLC	17,280,886
113,600	Sempra Energy	15,027,008
		32,307,894
	Electric-Generation – 1.2%
30,859	Albioma SA	1,204,915
291,500	Drax Group PLC	2,397,388
627,500	Engie SA	9,290,384
178,178	RWE AG	7,219,162
356,900	SSE, PLC	7,978,567
		28,090,416
	Electric-Integrated – 5.7%
396,600	CenterPoint Energy, Inc.	11,069,106
156,346	CMS Energy Corp.	10,170,307
268,700	Dominion Energy, Inc.	21,109,072
104,863	Entergy Corp.	11,812,817
158,100	Evergy, Inc.	10,847,241
422,448	FirstEnergy Corp.	17,569,612
1,389,500	Hera SpA	5,775,271
364,576	NextEra Energy, Inc.	34,036,816
1,355,899	PG&E Corp.(m)	16,460,614
		138,850,856
	Electronic Measurement Instruments – 0.2%
68,438	Trimble, Inc.(m)	5,967,109
	Fisheries – 0.3%
205,787	Mowi ASA	4,870,309
41,904	Salmar ASA	2,890,114
		7,760,423
	Food-Meat Products – 0.2%
162,168	Maple Leaf Foods, Inc.	3,751,165
	Food-Miscellaneous/Diversified – 0.2%
28,910	Kerry Group, PLC, Class A Shares	3,729,846
	Forestry – 0.2%
15,728	Canfor Corp.(m)	398,624
24,581	Holmen AB, Class B Shares	1,177,201
24,680	West Fraser Timber Co., Ltd.	2,354,546
		3,930,371
	Gas-Distribution – 1.0%
94,600	Atmos Energy Corp.	9,911,242
187,703	ENN Energy Holdings, Ltd.	3,538,524
425,036	NiSource, Inc.	11,735,244
		25,185,010

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2021 (Unaudited) (continued)

Shares		Value

	Machinery-Farm – 0.9%
45,874	AGCO Corp.	$ 5,322,301
243,496	CNH Industrial NV	4,707,802
15,180	Deere & Co.	5,205,070
151,500	Kubota Corp.	3,368,762
14,990	Lindsay Corp.	2,278,480
		20,882,415
	Medical-Drugs – 0.3%
27,067	Zoetis, Inc.	6,605,160
	Paper & Related Products – 0.9%
76,486	BillerudKorsnas AB	1,439,437
48,141	Cascades, Inc.	531,665
48,685	Mondi PLC	1,211,526
7,146	Neenah, Inc.	330,717
42,800	Nippon Paper Industries Co., Ltd.	404,198
209,100	Oji Holdings Corp.	1,013,102
84,472	Smurfit Kappa Group PLC	4,655,797
239,069	Stora Enso Oyj, Class R Shares	4,387,722
105,900	Suzano SA(m)	1,142,845
89,744	Svenska Cellulosa AB SCA, Class B Shares	1,592,445
157,576	UPM-Kymmene Oyj	5,995,550
		22,705,004
	Pastoral & Agricultural – 0.3%
97,464	Darling Ingredients, Inc.(m)	6,753,280
	Pipelines – 2.2%
109,500	Cheniere Energy, Inc.	11,105,490
492,500	Enbridge, Inc.	19,237,460
119,642	Keyera Corp.	2,698,436
115,359	ONEOK, Inc.	6,778,495
410,300	Plains GP Holdings LP, Class A Shares	4,160,442
178,317	Targa Resources Corp.	9,315,280
		53,295,603
	Public Thoroughfares – 1.4%
705,084	Atlantia SpA(m)	13,990,130
1,888,629	Transurban Group	18,969,955
		32,960,085
	Satellite Telecom – 0.2%
466,900	SES SA	3,700,160
	Transport-Rail – 2.5%
145,600	Canadian Pacific Railway, Ltd.	10,472,104
416,400	CSX Corp.	15,656,640
160,700	East Japan Railway Co.	9,879,116
382,700	Getlink SE	6,338,392
1,356,325	MTR Corp., Ltd.	7,280,826
1,929,496	Rumo SA(m)	6,152,217
90,034	West Japan Railway Co.	3,765,484
		59,544,779
	Water – 0.6%
18,338,958	Aguas Andinas SA, Class A Shares	3,336,313
3,383,000	Guangdong Investment, Ltd.	4,300,354
215,476	Veolia Environnement SA	7,913,123
		15,549,790

	Total Common Stocks	581,203,721
	(Cost $524,503,125)
Real Estate Investment Trust - 1.8%
	REITS-Diversified – 1.8%
116,500	Crown Castle International Corp., REIT	24,318,210
62,026	PotlatchDeltic Corp., REIT	3,735,206
Shares		Value

	REITS-Diversified - (continued)
93,286	Rayonier, Inc., REIT	$ 3,765,023
15,500	SBA Communications Corp., REIT	6,029,810
117,772	Weyerhaeuser Co., REIT	4,849,851
		42,698,100

	Total Real Estate Investment Trust	42,698,100
	(Cost $35,755,559)
Par
Corporate Debt - 3.6%
	Cable/Satellite TV – 0.3%
$855,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	839,195
1,735,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	1,807,480
	CSC Holdings, LLC,
517,000	5.50%, 4/15/2027, 144A	535,064
730,000	4.63%, 12/1/2030, 144A	691,996
223,000	4.50%, 11/15/2031, 144A	220,574
480,000	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.88%, 8/15/2027	492,096
	DISH DBS Corp.,
126,000	5.25%, 12/1/2026, 144A	128,225
380,000	5.13%, 6/1/2029	346,416
440,000	GCI, LLC, 144A, 4.75%, 10/15/2028	452,186
200,000	Telenet Finance Luxembourg Notes Sarl, 144A, 5.50%, 3/1/2028	207,000
235,000	UPC Broadband Finco BV, 144A, 4.88%, 7/15/2031	240,080
925,000	Virgin Media Secured Finance, PLC, 144A, 4.50%, 8/15/2030	932,335
235,000	Ziggo Bond Co. BV, 144A, 5.13%, 2/28/2030	236,526
		7,129,173
	Cellular Telecom – 0.1%
600,000	Altice France SA, 144A, 5.50%, 1/15/2028	596,355
	T-Mobile USA, Inc.,
427,000	3.50%, 4/15/2031	444,981
925,000	3.40%, 10/15/2052, 144A	922,455
680,000	Vodafone Group, PLC, 7.00%, 4/4/2079	823,163
		2,786,954
	Electric-Distribution – 0.0%
580,000	Sempra Energy, 4.88%, 10/15/2169	622,502
	Electric-Generation – 0.1%
900,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A, 4.50%, 8/15/2028	935,154
	Electric-Integrated – 0.5%
855,000	AES Corp., 2.45%, 1/15/2031	833,918
	American Electric Power Co., Inc.,
650,000	4.30%, 12/1/2028	724,892
625,000	3.25%, 3/1/2050	619,284
905,000	CMS Energy Corp., 4.75%, 6/1/2050	986,450

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2021 (Unaudited) (continued)

Par		Value
	Electric-Integrated - (continued)
$375,000	Emera US Finance LP, 3.55%, 6/15/2026	$ 399,269
755,000	Emera, Inc., 6.75%, 6/15/2076	871,081
1,080,000	Entergy Corp., 2.80%, 6/15/2030	1,100,333
615,000	FirstEnergy Corp., 3.40%, 3/1/2050	604,238
	NextEra Energy Capital Holdings, Inc.,
1,155,000	3L + 2.13%, 2.33%, 6/15/2067(n)	1,076,987
235,000	3.80%, 3/15/2082	239,219
955,000	Pacific Gas and Electric Co., 4.95%, 7/1/2050	1,042,531
980,000	PPL Capital Funding, Inc., 3L + 2.67%, 2.88%, 3/30/2067(n)	922,425
680,000	Southern California Edison Co., 2.25%, 6/1/2030	671,801
460,000	Southern Co., 3.70%, 4/30/2030	500,859
805,000	WEC Energy Group, Inc., 3L + 2.11%, 2.62%, 5/15/2067(n)	749,656
		11,342,943
	Energy-Alternate Sources – 0.0%
540,000	Atlantica Sustainable Infrastructure PLC, 144A, 4.13%, 6/15/2028	544,825
	Gas-Distribution – 0.0%
755,000	NiSource, Inc., 2.95%, 9/1/2029	783,235
	Independent Power Producer – 0.1%
1,030,000	Calpine Corp., 144A, 5.13%, 3/15/2028	1,047,283
1,148,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031	1,146,898
980,000	NRG Energy, Inc., 144A, 2.45%, 12/2/2027	971,881
		3,166,062
	Internet Connective Services – 0.0%
670,000	Cogent Communications Group, Inc., 144A, 3.50%, 5/1/2026	681,212
	Internet Telephony – 0.0%
925,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	898,212
	Machinery-Construction & Mining – 0.0%
340,000	Terex Corp., 144A, 5.00%, 5/15/2029	349,867
	Machinery-Pumps – 0.0%
680,000	Mueller Water Products, Inc., 144A, 4.00%, 6/15/2029	687,776
	Non-hazardous Waste Disposal – 0.0%
395,000	GFL Environmental, Inc., 144A, 3.50%, 9/1/2028	389,717
	Oil Refining & Marketing – 0.1%
751,000	Parkland Corp., 144A, 4.50%, 10/1/2029	752,825
243,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/2029	247,184
		1,000,009
Par		Value
	Pipelines – 1.8%
$730,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.38%, 6/15/2029	$ 771,391
210,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp., 144A, 6.63%, 7/15/2026	216,930
775,000	Buckeye Partners LP, 4.13%, 12/1/2027	799,870
780,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	830,969
310,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A, 5.63%, 5/1/2027	316,123
	DCP Midstream Operating LP,
330,000	5.85%, 5/21/2043, 144A	321,476
245,000	5.60%, 4/1/2044	305,128
780,000	DT Midstream, Inc., 144A, 4.13%, 6/15/2029	799,824
	Energy Transfer LP,
295,000	6.75%, 5/15/2025	296,106
285,000	7.13%, 5/15/2030	289,988
530,000	3L + 3.02%, 3.33%, 11/1/2066(n)	424,742
660,000	EnLink Midstream, LLC, 5.38%, 6/1/2029	675,959
	Enterprise Products Operating, LLC,
275,000	2.80%, 1/31/2030	287,036
325,000	4.88%, 8/16/2077	304,696
325,000	5.25%, 8/16/2077	332,165
10,024,250	EPIC Y-Grade Services LP, 3L + 6.00%, 7.00%, 6/30/2027(n)(o)	8,525,625
835,000	EQM Midstream Partners LP, 144A, 4.50%, 1/15/2029	869,632
	Genesis Energy LP / Genesis Energy Finance Corp.,
400,000	6.50%, 10/1/2025	395,416
140,000	8.00%, 1/15/2027	144,435
605,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027	628,292
1,063,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/2028	1,061,283
	Kinder Morgan, Inc.,
405,000	4.30%, 3/1/2028	450,398
155,000	2.00%, 2/15/2031	147,685
740,000	MPLX LP, 6.88%, 2/15/2023	745,550
795,000	NuStar Logistics LP, 5.75%, 10/1/2025	856,314
555,000	ONEOK, Inc., 3.10%, 3/15/2030	565,895
8,402,165	Paradigm Midstream, LLC, L + 5.25%, 5.36%, 9/5/2024(n)	8,055,576
165,000	Plains All American Pipeline LP, 6.13%, 11/15/2022	140,869
742,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	743,135
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
650,000	5.38%, 2/1/2027	670,663
235,000	4.88%, 2/1/2031	255,605

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2021 (Unaudited) (continued)

Par		Value
	Pipelines - (continued)
$980,000	TransCanada PipeLines, Ltd., 3L + 2.21%, 2.72%, 5/15/2067(n)	$ 840,615
775,000	Western Midstream Operating LP, 4.75%, 8/15/2028	857,487
10,173,536	Woodford Express, LLC, 3L + 5.00%, 6.00%, 1/26/2025(n)(o)	10,109,951
		43,036,829
	REITS-Diversified – 0.2%
950,000	American Tower Corp., REIT, 3.10%, 6/15/2050	926,522
925,000	Crown Castle International Corp., REIT, 3.25%, 1/15/2051	911,577
	Digital Realty Trust LP, REIT,
375,000	3.70%, 8/15/2027, REIT	406,699
250,000	3.60%, 7/1/2029, REIT	270,862
530,000	Equinix, Inc., REIT, 3.20%, 11/18/2029	557,578
435,000	SBA Communications Corp., REIT, 3.88%, 2/15/2027	448,626
		3,521,864
	Rental Auto/Equipment – 0.0%
600,000	Ashtead Capital, Inc., 144A, 4.25%, 11/1/2029	640,328
	Retail-Propane Distribution – 0.1%
175,000	Ferrellgas LP / Ferrellgas Finance Corp., 144A, 5.38%, 4/1/2026	169,063
727,000	Suburban Propane Partners LP / Suburban Energy Finance Corp., 144A, 5.00%, 6/1/2031	736,411
		905,474
	Telecom Services – 0.1%
1,025,000	Frontier Communications Holdings, LLC, 144A, 5.00%, 5/1/2028	1,057,605
700,000	Windstream Escrow, LLC / Windstream Escrow Finance Corp., 144A, 7.75%, 8/15/2028	743,386
		1,800,991
	Telephone-Integrated – 0.2%
625,000	AT&T, Inc., 3.80%, 2/15/2027	679,156
830,000	Consolidated Communications, Inc., 144A, 6.50%, 10/1/2028	881,875
1,435,000	Level 3 Financing, Inc., 144A, 4.63%, 9/15/2027	1,465,874
625,000	Verizon Communications, Inc., 2.65%, 11/20/2040	594,952
1,150,000	Zayo Group Holdings, Inc., 144A, 4.00%, 3/1/2027	1,134,952
		4,756,809
	Television – 0.0%
580,000	Videotron, Ltd., 144A, 3.63%, 6/15/2029	583,732

	Total Corporate Debt	86,563,668
	(Cost $88,106,906)
Shares		Value
Short-Term Investment - 4.2%
102,909,638	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.01%	$ 102,909,638
	(Cost $102,909,638)
	Total Investments - 99.4%	2,400,248,405
	(Cost $2,144,306,428)
	Other Assets - 0.6%	13,610,617
	Net Assets - 100.0%	$2,413,859,022

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 8.9% of this fund.
(d)	Affiliated issuer.
(e)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 14.9% of this fund.
(g)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(h)	Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.
(i)	Partnership is not designated in units. The Fund owns approximately 3.7% of this Fund.
(j)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.
(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(l)	Security value was determined by using significant unobservable inputs.
(m)	Non-income producing security.
(n)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(o)	The variable rate is subject to a contractual interest rate floor.
Portfolio Abbreviations:
144A - Rule 144A Security
3L - 3 Month London Inter-bank Offered Rate
L - 30 Day London Inter-bank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – December 31, 2021 (Unaudited) (continued)

Industry	% of Net Assets
Diversified	65.7%
Electric-Integrated	6.2%
Short-Term Investment	4.2%
Pipelines	4.0%
Transport-Rail	2.5%
REITS-Diversified	2.0%
Public Thoroughfares	1.4%
Electric-Distribution	1.3%
Electric-Generation	1.3%
Gas-Distribution	1.0%
All Other Industries	9.8%
Other Assets net of Liabilities	0.6%
Total	100.0%
See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2021 (Unaudited)

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing NAV.
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCREIF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:
•  Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.
•  Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.
The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.
For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2021 (Unaudited) (continued)

Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Fund's valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The December 31, 2021 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its December 31, 2021 NAV calculation.
Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At December 31, 2021, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $18.9 million and almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $33.4 million. At December 31, 2021, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $37.7 million and a hazelnut property in Benton County, Oregon fair valued at approximately $21.8 million.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:
	Total Market Value at 12/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Investment Funds (Sub-REIT)*	$113,252,408	$—	$—	$113,252,408
Common Stocks*	581,203,721	374,231,515	206,972,206	—
Corporate Bonds*	86,563,668	—	86,563,668	—
Real Estate Investment Trust*	42,698,100	42,698,100	—	—
Short-Term Investment*	102,909,638	102,909,638	—	—
Subtotal	$926,627,535	$519,839,253	$293,535,874	$113,252,408
Private Investment Funds (held at NAV)*	1,473,620,870
Total	$2,400,248,405
*	See Portfolio of Investments for industry breakout.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2021 (Unaudited) (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at December 31, 2021:
Category	Total Fair Value at 12/31/2021	Valuation Technique	Unobservable Inputs	Input Range
Private Investment Funds	$ 52,618,933	Appraised Value	Discount Rate	7.0% - 8.0%
			Price Per Net Acre	$2,400-$2,600
Private Investment Funds	60,633,475	Appraised Value	Discount Rate	7.0% - 9.5%
			Price Per Net Acre	$18,000-$24,000
Balance as of 12/31/2021	$113,252,408
Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.
Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.
Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.
Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2021 (Unaudited) (continued)

investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.
Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.
Restricted Securities - Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of December 31, 2021, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets	Redemption Notice(e)
AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	$25,005	$25,902	$—	1.1%	(f)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	18,304	17,720	—	0.7%	(g)
Blackstone Infrastructure Partners LP	3/31/2019	36,605	42,798	50,200	4,890	2.1%	(h)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	160,128	170,000	214,460	—	8.9%	(i)
Ceres Farmland Holdings LP	11/6/2017	—	135,000	164,274	—	6.8%	(j)
Global Diversified Infrastructure Fund	9/18/2017	38,178,373	62,914	63,987	—	2.6%	(k)
Hancock Timberland and Farmland Fund LP	9/18/2017	49,116	50,000	53,367	35,000	2.2%	(l)
Harrison Street Social Infrastructure Fund LP	7/2/2018	165,581	173,027	201,679	51,972	8.3%	(m)
IFC Core Farmland Fund LP(n)	10/25/2019	92,309	95,974	104,369	53,244	4.3%	(o)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	49,705	61,877	15,000	2.5%	(p)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	14,306	—	0.6%	(q)
IIF Hedged LP	9/18/2017	58,749,964	50,715	53,366	25,000	2.2%	(r)
Jamestown Timberland Fund(n)	7/2/2018	93,486	100,022	115,161	—	4.8%	(s)
National Data Center Fund	4/1/2021	59,049	60,000	67,017	—	2.8%	(t)
Nuveen - Global Farmland Fund	7/28/2020	48,304	47,754	47,731	23,576	2.0%	(u)
RMS Evergreen Forestland Fund LP	9/18/2017	—	79,626	82,049	—	3.4%	(v)
UBS AgriVest Farmland Fund, Inc.	7/1/2019	20,174	40,169	42,895	—	1.8%	(w)
US Core Farmland Fund LP(n)	9/18/2017	67,076	75,000	93,261	5,480	3.9%	(x)

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended December 31, 2021 (Unaudited) (continued)

Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets	Redemption Notice(e)
Versus Capital Real Assets Sub-REIT LLC	7/25/2019	—	$45,852	$52,619	$—	2.2%	(y)
Versus Capital Real Assets Sub-REIT ll LLC	9/29/2017	—	56,150	60,633	—	2.5%	(y)
Total			$1,393,031	$1,586,873	$214,162	65.7%
(a)	The securities include Investment Funds and wholly-owned REIT subsidiaries (sub-REITs). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.
(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At December 31, 2021, the Fund has an additional outstanding unfunded commitment of $100 million related to two investment funds.
(d)	Unfunded Commitments approximate their fair values.
(e)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(f)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(g)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(h)	Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.
(i)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(j)	Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.
(k)	Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.
(l)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(m)	Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.
(n)	The Fund owns a non-voting majority interest in this private investment fund.
(o)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advanced notice of a redemption request.
(p)	Initiating the redemption process requires a written notification 90 days prior to quarter end.
(q)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.
(r)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(s)	Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(t)	Shares are subject to an initial lockup period of five-years from date of acquisition. The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 90 days prior to the end of that quarter.
(u)	Shares are subject to a three-year lock up from issuance date. Thereafter, they are generally eligible for redemption as of March 31 of each year for notifications received by December 31 of the prior year.
(v)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(w)	The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter.
(x)	Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.
(y)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.